UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OLO INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Control # For complete information and to vote, visit www.ProxyVote.com Virtually at: www.virtualshareholdermeeting.com/OL02022 Vote Virtually at the Meeting* June 16, 2022 10:00 AM EDT Smartphone users Point your camera here and vote without entering a control number Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! OLO INC. 2022 Annual Meeting Vote by June 15, 2022 11:59 PM ET 285 FULTON STREET ONE WORLD TRADE CENTER, 82ND FLOR NEW YORK, NEW YORK 10007 OLO INC. You invested in OLO INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2022. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 02, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.proxyvote.com this is not a votable ballot this is an Overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting items 1. To elect three class I Directors, each to hold office until our annual meeting of stockholders in 2025. Nominees: 01) noah H. Glass 02) David Cancel 03) Linda rottenberg board recommends for for to ratify the selection by the audit committee of our board of directors of deloitte & touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Note: your proxy holder may vote in their discretion upon any other matters as may properly come before the meeting or any adjournments or postponements thereof. Prefer to receive an email instread? While voting on www.proxyvote.com, be sure to click “sign up for E-delivery”.